Lifecore Biomedical Receives Notice from Nasdaq Regarding Delayed Quarterly Report January 11, 2023 CHASKA, Minn., Jan. 11, 2023 (GLOBE NEWSWIRE) -- Lifecore Biomedical, Inc. (“Lifecore” or the “Company”), announced today that it received a notice (“Notice”) on January 11, 2023 from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) because the Company failed to timely file its Quarterly Report on Form 10-Q for the quarter ended November 27, 2022 (the “Form 10-Q”) with the Securities and Exchange Commission. The Notice has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Global Select Market. The Notice states that the Company has 60 calendar days from the date of the Notice, or March 12, 2023, to submit a plan to regain compliance with the Listing Rule. If Nasdaq accepts the Company’s plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of the Form 10-Q, or July 5, 2023, to file the fiscal second quarter Form 10-Q to regain compliance. The Company continues to work diligently to complete the fiscal second quarter Form 10-Q and plans to file the 10-Q as promptly as possible to regain compliance with the Listing Rule. This announcement is made in compliance with Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a deficiency notification. About Lifecore Biomedical Lifecore Biomedical, Inc. is a fully integrated contract development and manufacturing organization (CDMO) that offers highly differentiated capabilities in the development, fill and finish of complex sterile injectable pharmaceutical products in syringes and vials. As a leading manufacturer of premium, injectable grade Hyaluronic Acid, Lifecore brings more than 40 years of expertise as a partner for global and emerging biopharmaceutical and biotechnology companies across multiple therapeutic categories to bring their innovations to market. For more information about the Company, visit Lifecore’s website at www.lifecore.com. Important Cautions Regarding Forward-Looking Statements This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “might”, “will”, “should”, “can have”, “likely” and similar expressions are used to identify forward-looking statements. These forward-looking statements are based on our current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to us. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, our ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, our ability to regain compliance with Listing Rule, our ability to become current with our reports with the Securities and Exchange Commission (the “SEC”), and the risk that the completion and filing of the Form 10-Q will take longer than expected. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances. Lifecore Biomedical Contact Information: Investor Relations Jeff Sonnek (646) 277-1263 jeff.sonnek@icrinc.com Source: Lifecore Biomedical, Inc.